UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report: July 17, 2008
(Date of earliest event reported)
ArcSight, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33923	52-2241535
(Commission File Number)	(IRS Employer Identification No.)

5 Results Way
Cupertino, California	95014
(Address of Principal Executive Offices)	(Zip Code)
(408) 864-2600
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 17, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of ArcSight, Inc. (“ArcSight”) approved and adopted a management bonus and profit sharing plan for fiscal 2009 to reward officers of the company, including executive officers (the “2009 Bonus Plan”). Each of our named executive officers is a participant in the Plan.
     As was the case in our bonus and profit sharing plan for fiscal 2008, the 2009 Bonus Plan focuses on revenues and operating income. Under this plan, executive officers other than other than Kevin Mosher, our Senior Vice President of Worldwide Field Operations, will receive no payment unless we achieve at least 95% of the targeted revenues and the related operating income goal. If we achieve these goals, then Robert W. Shaw, our Chief Executive Officer and Chairman of the Board of Directors, and Thomas Reilly, our President, Chief Operating Officer and a director, will receive:
•	a payment of 50% of base salary if we achieve more than 95% but less than 100% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 70% of base salary if we achieve at least 100% but less than 101% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 80% of base salary if we achieve at least 101% but less than 105% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 85% of base salary if we achieve at least 105% but less than 110% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 90% of base salary if we achieve at least 110% but less than 115% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target; and

•	a payment of 100% of base salary if we achieve 115% or more of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target,
Hugh S. Njemanze, a co-founder of ArcSight and our Chief Technology Officer and Executive Vice President of Research and Development, and Stewart Grierson, our Chief Financial Officer, will receive:
•	a payment of 35% of base salary if we achieve more than 95% but less than 100% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 45% of base salary if we achieve 100% but less than 101% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 55% of base salary if we achieve more than 101% but less than 105% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 65% of base salary if we achieve at least 105% but less than 110% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 75% of base salary if we achieve at least 110% but less than 115% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target; and

•	a payment of 100% of base salary if we achieve 115% or more of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target, and our remaining executive officers other than Mr. Mosher will receive:
•	a payment of 25% of base salary if we achieve more than 95% but less than 100% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 35% of base salary if we achieve at least 100% but less than 101% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 45% of base salary if we achieve at least 101% but less than 105% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 55% of base salary if we achieve at least 105% but less than 110% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 70% of base salary if we achieve at least 110% but less than 115% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target; and

•	a payment of 100% of base salary if we achieve 115% or more of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target.
     The Committee also approved a pool of 557,000 shares of common stock to be granted under our 2009 Bonus Plan to our officers, including our executive officers, on the achievement of the targeted revenues goal, the related operating income goal and, for the officers other than Mr. Shaw, individual performance objectives. We anticipate that cash bonuses and equity awards under the 2009 Bonus Plan will be paid and granted in the first quarter of fiscal 2010. Other than as described in this paragraph, the 2009 Bonus Plan will be administered, and cash bonus and equity awards under the plan determined, in the same manner as for our bonus and profit sharing plan for fiscal 2008.

     As was the case in fiscal 2008, under his separate Sales Commission Plan – FY 2009 (the “2009 Mosher Plan”), which was also approved and adopted by the Committee on July 17, 2008, Mr. Mosher is entitled to quarterly commission payments based on achievement relative to quarterly revenues targets. The quarterly commissions payable to Mr. Mosher for each portion of achievement or overachievement of his fiscal 2009 quarterly revenue targets in each fiscal quarter are:
•	provided that actual revenues exceed 90% of the revenues target for the period, $250 multiplied by the percentage of revenues target achieved up to 95%; plus

•	$1,250 multiplied by the percentage of revenues target achieved in excess of 95% up to 100%; plus

•	$3,000 multiplied by the percentage of revenues target achieved in excess of 100% up to 105%; plus

•	$6,000 multiplied by the percentage of revenues target achieved in excess of 105%; plus

•	if actual revenues met or exceeded the revenues target for the period, an additional $10,000, in each case, where the percentage of revenues target achieved and the percentages defining each range of performance above are rounded to the nearest tenth of a percent and multiplied by 100.
     In addition, under the 2009 Mosher Plan, Mr. Mosher will receive an additional commission in the event that he achieves or exceeds his revenues target and either (i) actual operating expenses for the sales department are less than or equal to the sales operating expense target, or (ii) actual contribution margins for the sales department are equal to or greater than the sales contribution margin target. Actual sales contribution margins are determined by subtracting actual sales operating expenses from actual revenues for the quarter. The quarterly commission amounts payable to Mr. Mosher upon achievement of his fiscal 2009 quarterly operating expense or contribution margin targets vary by level of achievement relative to his quarterly revenues target. The potential amounts payable to Mr. Mosher in any fiscal quarter at each revenues target achievement level are:

Quarterly
Revenue Target Achievement Level	Amount
Up to 100%	$10,000
More than 100% and up to 105%	23,000
More than 105% and up to 115%	35,000
More than 115%	40,000
     In connection with approval of the 2009 Mosher Plan, the Committee also approved an increase to Mr. Mosher’s base salary from $250,000 to $300,000, effective May 1, 2008.

SIGNATURES
  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ArcSight, Inc.
By:	/s/ Stewart Grierson
Stewart Grierson
Chief Financial Officer

Date: July 22, 2008